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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2002

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Maryland                       000-21039                 52-1975978
-------------------------------      ----------------        -------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)


1100 Wilson Boulevard, Suite 2500, Arlington, VA.             22209
-------------------------------------------------           ----------
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.


On May 23, 2002, Strayer Education, Inc. announced that its regular second quarter cash dividend in the amount of $0.065 per common share ($0.26 annually) would be paid on July 23, 2002 to common shareholders of record on July 9, 2002. The May 23, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        99.01      Press Release dated May 23, 2002


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Strayer Education, Inc.
Date:  May 23, 2002                         By: /s/  Mark C. Brown
                                                     ---------------------------
                                                     Mark C. Brown
                                                     Senior Vice President and
                                                     Chief Financial Officer




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                                  EXHIBIT INDEX



  EXHIBIT           DESCRIPTION
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99.01            Press Release dated May 23, 2002








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